SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2004

PACIFIC PREMIER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

0-22193
(Commission File No.)

DELAWARE	33-0743196

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
(Address of Principal Executive Offices) (Zip Code)

(714) 431-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI’s third quarter 2004 financial results. A copy of PPBI’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated October 19, 2004 with respect to the Registrant’s financial results for the third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.
Dated: October 19, 2004	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner President and Chief Executive Officer